THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made effective on the date set out on the acceptance page

BETWEEN:

SINO FIBRE COMMUNICATIONS, INC., a Nevada
corporation, with an office at The Chrysler Building, 405
Lexington Avenue, 26th Floor, New York, New York

(the "Corporation")

AND:

THE UNDERSIGNED SUBSCRIBER

(the "Subscriber")

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Definitions

1.1                    The following terms will have the following meanings for all purposes of this Agreement:

(a)         "Closing" means the closing of the Transaction;

(b)         "Closing Date" means the date of Closing to occur on or before December 11, 2007 as may be determined by the Corporation;

(c)         "Common Stock" means the common stock of the Corporation, par value $0.001 per share;

(d)         "Convertible Notes" means the convertible promissory notes offered by the Corporation in the form attached hereto as Schedule A;

(e)         "Exchange Act" means the Securities Exchange Act of 1934, as amended;

(f)         "Offering" means the offering of Convertible Notes by the Corporation with a principal amount of up to $600,000;

(g)         "Purchase Price" means the purchase price payable by the Subscriber to the Corporation in consideration for the Convertible Notes subscribed for by the Subscriber;

(h)         "SEC" means the Securities and Exchange Commission;

(i)         "SEC Filings" means the reports, schedule, forms and other filings made by the Corporation with the SEC in accordance with its obligations under Section 13(a) or 15(d) of the Exchange Act, including its annual reports on Form 10-KSB, its quarterly reports on Form 10-QSB and its current reports on Form 8-K;

(j)         "Securities" means the Convertible Notes, the Shares and Warrants into which the Convertible Notes are convertible, and the Warrant Shares;

(k)         "Securities Act" means the Securities Act of 1933, as amended;

(l)         "Shares" means the shares of Common Stock into which the Convertible Notes are convertible;

(m)         "Transaction" means the purchase of the Convertible Notes by the Subscriber for the Purchase Price;

(n)         "Transaction Documents" means this Agreement, the Convertible Notes and the Warrant Certificate;

(o)         "Unit" means one unit consisting of one Share and one Warrant;

(p)         "U.S. Person" means defined by Regulation S of the Act to be any person who is:

(i)         any natural person resident in the United States;

(ii)        any partnership or corporation organized or incorporated under the laws of the United States;

(iii)       any estate of which any executor or administrator is a U.S. person;

(iv)        any trust of which any trustee is a U.S. person;

(v)         any agency or branch of a foreign entity located in the United States;

(vi)        any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(vii)       any partnership or corporation if:

(A)         organized or incorporated under the laws of any foreign jurisdiction; and

(B)         formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Section 230.501(a) of the Securities Act) who are not natural persons, estates or trusts.

(q)         "Warrants" means the share purchase warrants into which the Convertible Notes are convertible with each share purchase warrant entitling the holder to purchase one share of Common Stock during the two-year period from the date of issuance at a price of $0.20 per share;

(r)         "Warrant Certificate" means the certificate representing Warrants in the form attached hereto as Schedule B; and

(s)         "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

Schedules

1.2                    The following schedules are attached to and form part of this Agreement:

(a)        Schedule A - Form of Convertible Promissory Note; and

(b)        Schedule B - Form of Warrant Certificate.

Currency

1.3                    All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

ARTICLE 2

PURCHASE AND SALE OF CONVERTIBLE NOTES

Subscription for Convertible Notes

2.1                    Subject to the terms and conditions of this Agreement, the Subscriber subscribes for and agrees to purchase the principal amount of Convertible Notes set forth on the execution page to this Agreement at the Purchase Price. The Convertible Notes will be unsecured. The Convertible Notes are convertible into Units at a price of $0.05 per Unit at any time after 90 days after the Closing Date upon delivery of a completed notice of conversion by the Subscriber and the Corporation will accept such notice of conversion from the Subscriber unless the authorized share capital of the Corporation has not been increased to 200,000,000 shares of Common Stock (or such other number to be determined by the directors and shareholders of the Corporation. Each Unit consists of one Share and one Warrant. Each Warrant is exercisable for one share of Common Stock at a price of $0.20 per share during the two-year period from the date of issuance of the Warrant. Upon conversion of the Convertible Note, the interest accrued or accruing from the date of issuance to the date of conversion shall be paid in Units calculated at $0.05 per Unit and shall constitute payment in full of any such interest on the same terms as would otherwise apply to the conversion of the principal amount. No factional Units will be issued on the conversion of the Convertible Notes. The number of Shares issuable upon conversion of the Convertible Note shall be rounded down to the nearest whole share of Common Stock. The number of Warrants issuable upon conversion of the Convertible Note shall be rounded down to the nearest whole Warrant. No factional shares of Common Stock will be issued on the exercise of the Warrants. The number of shares of Common Stock issuable upon exercise of the Warrant shall be rounded down to the nearest whole share of Common Stock. Upon execution of this Agreement by the Subscriber, the subscription by the Subscriber will be irrevocable and may not be withdrawn.

Acceptance by Corporation

2.2                    Upon execution of this Agreement by the Corporation, the Corporation agrees to sell the principal amount of Convertible Notes set forth on the execution page to this Agreement to the Subscriber for the Purchase Price.

Closing

2.3                    The Closing of the purchase and sale of the Convertible Notes will take place on the Closing Date. The Subscriber will deliver to the Corporation payment of the Purchase Price by a certified check or bank draft made payable "Lang Michener LLP, in trust", or such other method of payment of the same amount as the Corporation may accept. The Corporation will deliver to the Subscriber the executed Convertible Notes in the principal amount of the Purchase Price.

Compliance with Securities Laws

2.4                    Any acceptance by the Corporation of the subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. The Subscriber will deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the legal counsel for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

Delivery of Certificates

2.5                    The Subscriber hereby authorizes and directs the Corporation to deliver the Securities to be issued to such Subscriber pursuant to this Agreement and upon conversion of the Convertible Notes and upon exercise of the Warrants to the Subscriber's address indicated on the execution page of this Agreement.

Registration Rights

2.6                    If there is no effective registration statement covering all of the Shares and Warrant Shares, and the Corporation determines to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 under the Securities Act, relating to equity securities to be issued solely in connection with any acquisition of any entity or business, or equity securities issuable in connection with stock incentive or other employee benefit plans), then the Corporation shall be required to send to the Subscriber written notice of such determination and, if within fifteen (15) days after receipt of such notice, the Subscriber shall so request in writing, the Corporation shall include in such registration statement all or any part of the Shares and Warrant Shares such Subscriber requests to be registered.

ARTICLE 3

REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE SUBSCRIBER

Exemption from Registration

3.1                    The Subscriber acknowledges and agrees that the Securities will be offered and sold to the Subscriber without such offers and sales being registered under the Securities Act and will be issued to the Subscriber in an offshore transaction outside of the United States in accordance with a safe harbor from the registration requirements of the Securities Act provided by Rule 903 of Regulation S of the Securities Act based on the representations and warranties of the Subscriber in this Agreement. As such, the Subscriber further acknowledges and agrees that all Securities will, upon issuance, be "restricted securities" within the meaning of the Securities Act.

Resales of Securities

3.2                    The Subscriber acknowledges that that the Securities may not be offered, resold, pledged or otherwise transferred except through an exemption from registration under the Securities Act or pursuant to an effective registration statement under the Securities Act and in accordance with all applicable state securities laws and the laws of any other jurisdiction. The Subscriber agrees to resell the Securities only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act. The Subscriber agrees that the Corporation will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration. The Subscriber agrees that the Corporation may require the opinion of legal counsel reasonably acceptable to the Corporation in the event of any offer, sale, pledge or transfer of any of the Securities by the Subscriber pursuant to an exemption from registration under the Securities Act.

Hedging Transactions

3.3                    The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

Convertible Notes Restrictive Legend

3.4                    The Subscriber acknowledges and agrees that all certificates representing the Convertible Notes will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Corporation, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Convertible Notes as restricted securities:

"THE SECURITIES REPRESENTED BY THIS NOTE AND THE SECURITIES TO BE ISSUED UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS CONVERTIBLE NOTE MAY NOT BE CONVERTED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE CONVERTIBLE NOTE AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

Shares and Warrant Shares Restrictive Legend

3.5                    The Subscriber acknowledges and agrees that all certificates representing the Shares and Warrant Shares will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Corporation, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Shares and Warrant Shares as restricted securities:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

Warrants Restrictive Legend

3.6                    The Subscriber acknowledges and agrees that all certificates representing the Warrants will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Corporation, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Warrants as restricted securities:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

Representations and Warranties of the Subscriber

3.7                    The Subscriber represents and warrants to the Corporation as follows, and acknowledges that the Corporation is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

(a)         The Subscriber is not a U.S. Person.

(b)         The Subscriber is not acquiring the Securities for the account or benefit of a U.S. Person.

(c)         The Subscriber was not in the United States at the time the offer to purchase the Securities was received or at the time this Agreement was executed.

(d)         The Subscriber has such knowledge, sophistication and experience in business and financial matters such that it is capable of evaluating the merits and risks of the investment in the Securities. The Subscriber has evaluated the merits and risks of an investment in the Securities. The Subscriber can bear the economic risk of this investment, and is able to afford a complete loss of this investment.

(e)         The Subscriber acknowledges that the Corporation is in the early stages of development of its business and the Corporation's success is subject to a number of significant risks, including the risk that the Corporation will not be able to finance its plan of operations and that the Corporation's business plan will not succeed. The Subscriber acknowledges that any forward-looking information provided by the Corporation to the Subscriber are subject to risks and uncertainties and that the Corporation's actual results may differ materially from the results anticipated.

(f)         The Securities will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(g)         The Subscriber has received or has had full opportunity to review the SEC Filings. The Subscriber has had full opportunity to ask questions and receive answers from representatives of the Corporation regarding the terms and conditions of the Offering, the SEC Filings and the business, properties, prospects and financial condition of the Corporation, each as is necessary to evaluate the merits and risks of investing in the Securities. The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Subscriber has had full opportunity to discuss this information with the Subscriber's legal and financial advisers prior to execution of this Agreement.

(h)         The Subscriber acknowledges that the stockholders of the Corporation may not approve the increase in the number of authorized shares of Common Stock to 200,000,000 (or such other number to be determined by the directors and shareholders of the Corporation) so that a sufficient number of shares of Common Stock may be reserved for the issuance of all the Shares (upon the conversion of the Convertible Notes) and Warrant Shares (upon the exercise of the Warrants) or that other changes may prevent such increase in the authorized number of shares of Common Stock before the Maturity Date and in such case, the Corporation will not accept any notices of conversion to convert the Convertible Notes and the Subscriber will not be able to convert the Convertible Notes into Shares and Warrants.

(i)         The Subscriber acknowledges that the Securities will be offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act based on the truth and accuracy of the representations of the Subscriber. The Subscriber acknowledges that the Corporation will rely on these representations in completing the issuance of the Securities to the Subscriber. The Subscriber further acknowledges that the offering of the Securities by the Corporation has not been reviewed by the SEC or any state securities regulatory authority.

(j)         This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

ARTICLE 4

REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE CORPORATION

Representations and Warranties of the Corporation

4.1                    The Corporation represents and warrants to the Subscriber and acknowledges that the Subscriber is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

(a)         The Corporation is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted.

(b)         The Corporation has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents.

(c)         The execution and delivery by the Corporation of the Transaction Documents have been duly authorized by all necessary action on the part of the Corporation, and no further consent or action is required by the Corporation, its Board of Directors or its stockholders.

(d)         The issuance of the Convertible Note has been duly authorized and, subject to the increase in the number of authorized shares of Common Stock to 200,000,000 (or such other number to be determined by the directors and shareholders of the Corporation), the issuance of the Shares and Warrants upon conversion of the Convertible Notes and the issuance of the Warrant Shares upon the exercise of the Warrants have each been duly authorized.

(e)         Subject to the increase in the number of authorized shares of Common Stock to 200,000,000 (or such other number to be determined by the directors and shareholders of the Corporation), the Shares have been authorized and validly reserved for issuance, and when issued upon conversion of the Convertible Notes in accordance with the terms thereof, will be validly issued, fully paid and non-assessable shares of the Corporation's common stock.

(f)         Subject to the increase in the number of authorized shares of Common Stock to 200,000,000 (or such other number to be determined by the directors and shareholders of the Corporation), the Warrant Shares have been authorized and validly reserved for issuance, and when issued upon exercise of the Warrant in accordance with the terms thereof (and upon payment of the exercise price therefor), will be validly issued, fully paid and non-assessable shares of the Corporation's common stock.

(g)         The stockholders of the Corporation have no pre-emptive or similar rights to purchase shares of Common Stock from the Corporation.

(h)         Subject to the increase in the number of authorized shares of Common Stock, the issue and sale of the Securities by the Corporation does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the articles or bylaws of the Corporation.

(i)         There are no actions, suits, proceedings or inquiries pending or to the Corporation's knowledge threatened against or affecting the Corporation or any of its subsidiaries at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any way materially adversely affect, or may in any way materially adversely affect, the business, operations or condition (financial or otherwise) of the Corporation or its properties or assets or which affects or may affect the distribution of the Securities.

Increase in the Number of Authorized Common Stock

4.2                    Subject to the approval of the shareholders of the Corporation, the Corporation will use its commercially reasonable best efforts to increase the number of authorized shares of Common Stock to 200,000,000 (or such other number to be determined by the directors and shareholders of the Corporation) so that a sufficient number of shares of Common Stock may be reserved for the issuance of all the Shares upon the conversion of the Convertible Note and the Warrant Shares upon the exercise of the Warrants.

ARTICLE 5

MISCELLANEOUS PROVISIONS

Effectiveness of Representations; Survival

5.1                    Each party is entitled to rely on the representations, warranties and agreements of the other party and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing and continue in full force and effect until the one year anniversary of the Closing.

Further Assurances

5.2                    Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

Amendment

5.3                    This Agreement may not be amended except by an instrument in writing signed by each of the parties.

Expenses

5.4                    Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants.

Entire Agreement

5.5                    This Agreement, the exhibits, schedules attached hereto and the other Transaction Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

Severability

5.6                    If one or more provisions of this Agreement or any other Transaction Document is held to be unenforceable under applicable law, such provision will be excluded from the respective Agreement or other Transaction Document and the balance of this Agreement or other Transaction Document, as applicable, will be enforceable in accordance with its terms.

Notices

5.7                    All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, transmitted by facsimile with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

(a)         if to the Subscriber, at the address set forth on the execution page to this Agreement; and

(b)         if to the Corporation:

Sino Fibre Communications, Inc.
Attention: Ben Yan, Chief Executive Officer
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174

Telephone: (212) 907-6522
Facsimile: (917) 368-8005

with a copy (which will not constitute notice) to:

Lang Michener LLP
Attention: Grant Wong
1055 West Georgia Street, Suite 1500
P.O. Box 11117
Vancouver, British Columbia
Canada V6E 4N7

Telephone: (604) 689-9111
Facsimile: (604) 685-7084.

All such notices and other communications will be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a facsimile, when the party sending such facsimile has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

Headings

5.8                    The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

Benefits

5.9                    This Agreement is and will only be construed as for the benefit of or enforceable by the parties to this Agreement.

Assignment

5.10                  This Agreement may not be assigned (except by operation of law) by any party without the consent of the other party.

Governing Law

5.11                  This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

Construction

5.12                  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

Counterparts

5.13                  This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

Facsimile or Electronic Execution

5.14                  This Agreement may be executed by delivery of executed signature pages by facsimile or by electronic mail in PDF format and such execution will be effective for all purposes.

Schedules and Exhibits

5.15                  The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

Principal Amount of Convertible Notes Subscribed for:
$___________________________
Principal Amount Subscribed For

Name and Address of the Subscriber:
_____________________________	_____________________________
Name of Subscriber	Subscriber's Address
_____________________________	_____________________________
Signature or Authorized Signature
_____________________________	_____________________________
Official Capacity or Title (if applicable)	Telephone Number
_____________________________	_____________________________
Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.	Facsimile Number _____________________________
E-mail Address

Details of the party or parties for whom the undersigned is contracting, if not the same as the Subscriber identified above (the "Beneficial Purchaser"):
_____________________________	_____________________________
Name of Beneficial Purchaser	Address of Beneficial Purchaser
_____________________________	_____________________________

_____________________________	_____________________________
If space is inadequate please attach a schedule containing the necessary information.

Registration Instructions:	Delivery Instructions:
_____________________________	_____________________________
Name	Name
_____________________________	_____________________________
Account Reference (if applicable)	Account reference (if applicable)
_____________________________	_____________________________
Address	Contact Name
_____________________________	_____________________________
Address
_____________________________

_____________________________
Telephone Number
_____________________________
Facsimile Number

ACCEPTANCE

The foregoing is acknowledged, accepted and agreed to this ___ day of December, 2007.

SINO FIBRE COMMUNICATIONS, INC.

Per:     _____________________________
            Authorized Signatory

SCHEDULE A

FORM OF CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REPRESENTED BY THIS NOTE AND THE SECURITIES TO BE ISSUED UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS CONVERTIBLE NOTE MAY NOT BE CONVERTED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE CONVERTIBLE NOTE AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SINO FIBRE COMMUNICATIONS, INC.
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174
Tel: 212-907-6522
Fax: 917-368-8005

CONVERTIBLE PROMISSORY NOTE

CONVERTIBLE NOTE NO. CN-[NUMBER]	ISSUE DATE: DECEMBER ___, 2007
$[PRINCIPAL AMOUNT]	MATURITY DATE: JANUARY 1, 2009

FOR VALUE RECEIVED, the undersigned, Sino Fibre Communications, Inc., a Nevada corporation (the "Corporation"), hereby promises to pay to the order of [NAME OF PAYEE], with an address at [ADDRESS OF PAYEE], or its assigns (the "Payee"), at such place as the Payee may designate in writing, from time to time in immediately available lawful money of the United States of America, the principal sum of [PRINCIPAL AMOUNT] dollars ($[PRINCIPAL AMOUNT]), together with interest from the date hereof on the unpaid principal balance outstanding from time to time at a rate of 5% per annum, calculated and compounded annually. All computations of interest shall be made on the basis of a year of 365 or 366 days, as applicable, for the actual number of days for which such interest is payable.

Payment

1.                     Unless previously converted in accordance with the terms set out herein, all outstanding principal and accrued interest on this Note shall be due and payable on January 1, 2009 (the "Maturity Date").

Conversion

2.                     Subject to the provisions of this Note, the Payee will have the right at any time before 5:00 PM (Eastern Time) on the Maturity Date and only after 90 days after the Closing Date (as defined below) to convert the outstanding principal and accrued interest on this Note into units of the Corporation; provided that the Payee deliver to the Corporation by facsimile a notice of conversion in substantially the form set out in the Exhibit attached hereto and the Corporation will accept such notice unless the authorized number of shares of Common Stock of the Corporation has not been increased to 200,000,000 (or such other number to be determined by the directors and shareholders of the Corporation). The conversion price shall be equal to $0.05 per unit (the "Conversion Rate"). Each unit will be comprised of one share (each a "Share") of Common Stock of the Corporation (the "Common Stock") and one share purchase warrant (each a "Warrant"). Each Warrant will entitle the Payee to purchase one additional Share (a "Warrant Share") at a price of $0.20 per Warrant Share for the two-year period following conversion. Upon conversion of the Convertible Note, the interest accrued or accruing from the date of issuance to the date of conversion shall be paid in Units calculated at $0.05 per Unit and shall constitute payment in full of any such interest on the same terms as would otherwise apply to the conversion of the principal amount. No factional Units will be issued on the conversion of the Convertible Notes. The number of Shares issuable upon conversion of the Convertible Note shall be rounded down to the nearest whole share of Common Stock. The number of Warrants issuable upon conversion of the Convertible Note shall be rounded down to the nearest whole Warrant. No factional shares of Common Stock will be issued on the exercise of the Warrants. The number of shares of Common Stock issuable upon exercise of the Warrant shall be rounded down to the nearest whole share of Common Stock.

Shares and Warrant Shares Restrictive Legend

3.                     The Payee acknowledges and agrees that all certificates representing the Shares and the Warrant Shares will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Corporation, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Shares and the Warrant Shares as restricted securities:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

Warrants Restrictive Legend

4.                     The Payee acknowledges and agrees that all certificates representing the Warrants will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Corporation, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Warrants as restricted securities:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

Adjustments

5.                     For purposes of this Note, the Conversion Rate shall be adjusted proportionally for any subsequent stock dividend or split, stock combination or other similar recapitalization, reclassification or reorganization of or affecting the Common Stock. In the event of any acquisition or merger to which the Corporation is a party other than a merger or consolidation in which the Corporation is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Corporation), then unless the authorized number of shares of Common Stock of the Corporation has not been increased to 200,000,000 (or such other number to be determined by the directors and shareholders of the Corporation) to allow for the issuance of the Shares and Warrant Shares, the Corporation will have the right to convert this Note into units at the Conversion Rate immediately prior to such acquisition, merger, sale or conveyance. The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

Certificates

6.                     In the event of conversion of the principal amount of this Note and accrued interest under Section 2, the Corporation shall immediately issue certificates representing the Shares and Warrants into which the outstanding principal and interest under this Note is to be converted, such certificates to be delivered to the Payee within 15 days following such conversion.

Prepayments

7.                     The Corporation may prepay this Note, in whole or in part, and in cash, without penalty upon written notice to the Payee. Any prepayments shall be applied first to accrued but unpaid interest and then to principal.

Default

8.                     The occurrence of any one or more of the following events shall constitute an event of default, upon which the Payee may declare the entire principal amount of this Note, together with all accrued but unpaid interest, to be immediately due and payable in cash:

(a)         The Corporation shall fail to make any required payment of principal or interest, or issuance of Shares and Warrants, when due, and such failure shall continue through thirty (30) days after the Payee gives written notice of such failure to Corporation;

(b)         The Corporation makes an assignment for the benefit of creditors, or the Corporation shall become insolvent or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law shall be instituted by or against the Corporation; or

(c)         The Corporation dissolves or liquidates.

Obligations Absolute

9.                     The obligations of the Corporation under this Note shall be absolute, and the Corporation waives any and all rights to offset, deduct or withhold any payments or charges due under this Note for any reason.

No Rights as Stockholder

10.                     This Note shall not entitle the Payee to any of the rights of a stockholder of the Corporation except upon exercise in accordance with the terms hereof.

Applicable Law

11.                     This Note shall be governed by and construed in accordance with the laws of the State of Nevada as applied to agreements among Nevada residents made and to be performed entirely within the State of Nevada, without giving effect to the conflict of law principles thereof.

Waiver, Amendments and Headings

12.                     This Note and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Note are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

SINO FIBRE COMMUNICATIONS, INC.

Per:     _____________________________
            Authorized Signatory

EXHIBIT

NOTICE OF CONVERSION

TO: SINO FIBRE COMMUNICATIONS, INC.

The undersigned hereby elects to convert principal under the 5% Convertible Notes due January 1, 2009 of Sino Fibre Communications, Inc., a Nevada corporation (the "Corporation"), into shares of common stock (the "Common Stock") of the Corporation according to the conditions of the Convertible Note (to which this notice is attached), as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned represents and warrants to and agrees with the Corporation that:

1.                     It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and Warrants and it is able to bear the economic risk of loss of its entire investment.

2.                     The Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares and Warrants.

3.                     It is acquiring the Shares and Warrants for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares and Warrants in violation of the United States securities laws.

4.                     It understands the Shares and Warrants have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on a safe-harbor from such registration requirements.

5.                     The undersigned is not a "U.S. Person" as defined by Regulation S of the Securities Act and is not acquiring the Shares and Warrants for the account or benefit of a U.S. Person. A "U.S. Person" is defined by Regulation S of the Securities Act to be any person who is:

(a)         any natural person resident in the United States;

(b)         any partnership or corporation organized or incorporated under the laws of the United States;

(c)         any estate of which any executor or administrator is a U.S. person;

(d)         any trust of which any trustee is a U.S. person;

(e)         any agency or branch of a foreign entity located in the United States;

(f)         any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)         any partnership or corporation if:

(i)         organized or incorporated under the laws of any foreign jurisdiction; and

(ii)        formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Section 230.501(a) of the Securities Act) who are not natural persons, estates or trusts.

6.                     The undersigned was not in the United States at the time the offer to purchase the Shares and Warrants was received and the undersigned was not in the United States at the time these Convertible Notes were exercised.

7.                     The undersigned acknowledges that the Shares and Warrants are "restricted securities" within the meaning of the Securities Act and will be issued to the undersigned in accordance with Regulation S of the Securities Act without registration under the Securities Act.

8.                     The undersigned agrees to resell the Shares and Warrants only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

9.                     The undersigned agrees not to engage in hedging transactions with regard to the Shares and Warrants unless in compliance with the Securities Act.

10.                   The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

11.                   The Subscriber acknowledges and agrees that all certificates representing the Warrants will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

12.                   The undersigned acknowledges and agrees that the Corporation will refuse to register any transfer of the Shares or Warrants not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

_____________________________
Date to Effect Conversion
$_____________________________
Principal Amount of Convertible Note to be Converted
$_____________________________
Interest Amount of Convertible Note to be Converted
_____________________________
Number of Shares of Common Stock to be Issued
_____________________________
Number of Warrants to be Issued
_____________________________
Name of Registered Holder of the Convertible Note

_____________________________
Signature or Authorized Signature
_____________________________
Official Capacity or Title (if applicable)

SCHEDULE B

FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SINO FIBRE COMMUNICATIONS, INC.
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174
Tel: 212-907-6522
Fax: 917-368-8005

COMMON STOCK PURCHASE WARRANT CERTIFICATE
WARRANT CERTIFICATE NO. W-[NUMBER]	ISSUE DATE: [DATE], 2007
[NUMBER] WARRANTS	EXPIRY DATE: [DATE], 2010

THIS WARRANT CERTIFIES THAT, for value received, [NAME OF HOLDER], with an address at [ADDRESS OF HOLDER], or its registered assigns (the "Holder"), shall have the right to purchase from Sino Fibre Communications, Inc., a Nevada corporation (the "Corporation"), [NUMBER OF SHARES] fully paid and non-assessable shares (the "Shares") of the Corporation's common stock (the "Common Stock") at an exercise price equal to $0.20 per Share (the "Exercise Price"), subject to further adjustment as set forth in this Certificate, at any time from the date hereof until 5:00 PM (Eastern Time), on the [DATE THAT IS TWO YEARS FROM THE DATE OF ISSUANCE] (the "Expiry Date").

Exercise of Warrants

1.                     The Holder may exercise this Warrant by delivering the following to the Corporation by facsimile in accordance with Section 14 hereof:

(a)         a duly executed Notice of Exercise in substantially the form attached as the Exhibit hereto;

(b)         payment of the Exercise Price then for each of the Shares being purchased, as designated in the Notice of Exercise; and

(c)         this Warrant Certificate.

Payment of the Exercise Price may be in cash, certified or official bank check payable to the order of the Corporation, or wire transfer of funds to the Corporation's account (or any combination of any of the foregoing) in the amount of the Exercise Price for each share being purchased.

Delivery of Share Certificates and New Warrant Certificates

2.                     In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Corporation's expense, within a reasonable time, not exceeding fifteen (15) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Exercise Price was received by the Corporation, irrespective of the date of delivery of such certificate.

Restrictive Legend

3.                     This Warrant and the Shares have not been registered under the Securities Act of 1933, as amended, (the "Securities Act") and the Warrants have been and the Shares, upon exercise of the Warrants, will be issued pursuant to exemptions from the registration requirements of the Securities Act. Neither this Warrant nor any of the Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an exemption from the registration requirements of the Securities Act. Each certificate for the Warrant, the Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Corporation, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant constitutes and the Shares upon issuance will constitute "restricted securities" under the Securities Act. The Holder acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

Fractional Shares

4.                     No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share.

Authorized Shares

5.                     The Corporation covenants and agrees that the Corporation will at all times have authorized and reserved, free from pre-emptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant.

Issuance of Shares

6.                     The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all transfer taxes, liens and charges with respect to the issue thereof.

Transfer and Replacement

7.                     Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Corporation, together with a written assignment of this Warrant duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Corporation shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Shares without having a new Warrant issued.

Register for Warrants

8.                     The Corporation agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

Exempt Transfer Documentation

9.                     If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Corporation may require, as a condition of allowing such transfer that: (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Corporation a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Corporation such documentation as is necessary to establish that the shares are being transferred pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws or in an offshore transaction pursuant to and in accordance with Rule 904 of Regulation S of the Securities Act.

Loss, Theft or Destruction of Warrant Certificate

10.                   The Corporation covenants that upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Corporation will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

Adjustments Due to Subdivision or Combination of Shares

11.                   The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Corporation shall: (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares or other securities of the Corporation which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Shares or other securities of the Corporation which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Shares or other securities of the Corporation resulting from such adjustment. An adjustment made pursuant to this Section shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

Adjustments Due to Reorganization, Reclassification, Consolidation, Merger or Sale

12.                   If any recapitalization, reclassification or reorganization of the share capital of the Corporation, or any consolidation or merger of the Corporation with another Corporation, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property, then, as a condition of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales, lawful and adequate provisions shall be made by the Corporation whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Corporation immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had the Holder exercised this Warrant immediately prior to the consummation of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales. The Corporation or its successor shall promptly issue to the Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for herein including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 12 shall similarly apply to successive recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales.

Notice of Adjustment

13.                   Whenever the number of Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Corporation shall give notice thereof to the Holder, which notice shall state the number of Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

Notices

14.                   Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at the address for the Holder provided on the first page of this Warrant or to such other address or number as shall have been furnished to the Corporation in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Corporation shall be delivered or forwarded to the Corporation at the address set forth above, Attention: The President, or to such other address or number as shall have been furnished to the Holder in writing by the Corporation. All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given: (a) when hand-delivered to the other party, (b) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (i) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (ii) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 PM (recipient's time) or on a non-business day shall be deemed received on the next business day; (c) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

Limitation of Liability

15.                   No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price hereunder or as a stockholder of the Corporation, whether such liability is asserted by the Corporation or by creditors of the Corporation.

No Rights as Stockholder

16.                   This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Corporation except upon exercise in accordance with the terms hereof.

Applicable Law

17.                   This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada as applied to agreements among Nevada residents made and to be performed entirely within the State of Nevada, without giving effect to the conflict of law principles thereof.

Waiver, Amendments and Headings

18.                   This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

SINO FIBRE COMMUNICATIONS, INC.

Per:     _____________________________
            Authorized Signatory

EXHIBIT

FORM OF NOTICE OF EXERCISE

TO: SINO FIBRE COMMUNICATIONS, INC.

The undersigned hereby exercises the right to purchase the number of shares of common stock of Sino Fibre Communication, Inc. (the "Corporation") set forth below (the "Shares") pursuant to the Common Stock Purchase Warrant Certificate (to which this notice is attached) issued by the Corporation. In accordance with the provisions of the Common Stock Purchase Warrant Certificate, the undersigned hereby tenders the following concurrently with the delivery of this notice of exercise: (i) payment of the Exercise Price payable by the undersigned for the Shares (the "Purchase Price") for each of the Shares being purchased, in a form acceptable to the Corporation, and (ii) the original Common Stock Purchase Warrant Certificate.

The undersigned represents and warrants to and agrees with the Corporation that:

1.                     It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment.

2.                     The Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares.

3.                     It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

4.                     It understands the Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on a safe-harbor from such registration requirements.

5.                     The undersigned is not a "U.S. Person" as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person. A "U.S. Person" is defined by Regulation S of the Securities Act to be any person who is:

(a)         any natural person resident in the United States;

(b)         any partnership or corporation organized or incorporated under the laws of the United States;

(c)         any estate of which any executor or administrator is a U.S. person;

(d)         any trust of which any trustee is a U.S. person;

(e)         any agency or branch of a foreign entity located in the United States;

(f)         any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)         any partnership or corporation if:

(i)         organized or incorporated under the laws of any foreign jurisdiction; and

(ii)        formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Section 230.501(a) of the Securities Act) who are not natural persons, estates or trusts.

6.                     The undersigned was not in the United States at the time the offer to purchase the Shares was received and the undersigned was not in the United States at the time these Warrants were exercised.

7.                     The undersigned acknowledges that the Shares are "restricted securities" within the meaning of the Securities Act and will be issued to the undersigned in accordance with Regulation S of the Securities Act without registration under the Securities Act.

8.                     The undersigned agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

9.                     The undersigned agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

10.                   The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

11.                   The undersigned acknowledges and agrees that the Corporation will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

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Number of Warrants Exercised
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Number of Shares Purchased
$_____________________________
Aggregate Purchase Price
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Date of Execution
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Name of Purchaser
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Signature or Authorized Signature
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Name of Authorized Signature (if applicable)
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Official Capacity or Title (if applicable)